UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CLIMATEROCK

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED APRIL 3, 2024

CLIMATEROCK

25 Bedford Square

London, WC1B 3HH, United Kingdom

Dear Shareholders:

On behalf of the board of directors (the “Board”) of ClimateRock (“ClimateRock,” the “Company,” “we” or similar terminology), I invite you to attend an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”). The Meeting will be held at [ ] a.m. Eastern Time on April 29, 2024, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105. You can participate in the meeting and vote via live webcast by visiting https://www.cstproxy.com/[ ]. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/[ ].

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from May 2, 2024 (the “Termination Date”) to May 2, 2025 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than May 2, 2025 (the “Liquidation Amendment Proposal”);

(iii) Proposal 3 — A proposal to ratify, by ordinary resolution, the selection by our audit committee of the Board of UHY LLP (“UHY”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

(iv) Proposal 4 —  A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal (together, the “M&A Amendment Proposals”) are each conditioned on one another. This means that unless both proposals are approved by the shareholders, none of the M&A Amendment Proposals will take effect.

Each of the M&A Amendment Proposals, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

Only holders of record of our class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “Class A ordinary shares”) and our class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Class B ordinary shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares”) at the close of business on April 5, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, and recommends that shareholders vote in favor of each proposal. Approval of each of the M&A Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon.

In connection with the M&A Amendment Proposals, holders (“public shareholders”) of the Company’s Class A ordinary shares, $0.0001, par value per share included in the units sold in the Company’s initial public offering (“IPO”) (“public shares” or “Public Shares”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals.

The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow ClimateRock additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of December 30, 2023, (the “Business Combination Agreement”), by and among ClimateRock, ClimateRock Holdings Limited, a Cayman Islands exempted company (“Pubco”), ClimateRock Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), GreenRock Corp, a Cayman Islands exempted company (“GreenRock”), and, once it enters into a joinder to the Business Combination Agreement, GreenRock Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Company Merger Sub”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 5, 2024 (the “Business Combination 8-K”), as well as the Registration Statement on Form F-4 filed by Pubco in connection with the Business Combination (the “Business Combination Registration Statement”) on January 26, 2024, as amended on March 29, 2024 and as may be further amended from time to time.

Our M&A currently provides that the Company has until May 2, 2024 or such earlier date as determined by the Board in its sole discretion to complete its initial business combination. While ClimateRock is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, ClimateRock will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that ClimateRock might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, ClimateRock would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if ClimateRock’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of ClimateRock’s shareholders to extend the date by which ClimateRock has to consummate the Business Combination (or if the Business Combination is not consummated, another initial business combination) to the Extended Date in order that ClimateRock’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.

If the M&A Amendment Proposals are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), ClimateRock intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by ClimateRock shareholders on the Business Combination will occur at the separate Business Combination Meeting (as defined below) of ClimateRock shareholders and the solicitation of proxies from ClimateRock shareholders in connection with such separate Business Combination Meeting, and the related right of ClimateRock shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Business Combination is completed, you should elect to “redeem” your Public Shares in connection with the Business Combination Meeting or in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

If the M&A Amendments are approved and implemented, U.N. SDG Support LLC, ClimateRock’s Sponsor (the “Sponsor”) has agreed to contribute to us as a loan of $50,000 for each calendar month (commencing on May 2, 2024 and ending on the 1st day of each subsequent month), or portion thereof, that is needed by ClimateRock to complete an initial business combination from May 2, 2024 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). For example, if ClimateRock takes until May 2, 2025 to complete its business combination, which would represent twelve calendar months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and ClimateRock takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or ClimateRock’s subsequent liquidation will be approximately $11.52 per share, in comparison to the current redemption amount of approximately $11.29 per share (assuming no Public Shares were redeemed).

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or ClimateRock’s liquidation. At the election of the Sponsor, the unpaid principal amount of the loan may be converted into warrants of ClimateRock identical to the warrants issued to the Sponsor in connection with the Private Placement that closed contemporaneously with ClimateRock’s IPO, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 2, 2024 until the Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and ClimateRock liquidate and dissolve promptly thereafter.

If either of the M&A Amendment Proposals are not approved and the Business Combination or another initial business combination is not completed on or before the May 2, 2024, then as contemplated by and in accordance with the M&A, ClimateRock will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your shares to Continental, the Company’s transfer agent, at least two business days prior to the Meeting. You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Meeting. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the Meeting not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $11.29 at the time of the Meeting (including accrued interest and less taxes paid or payable). The closing price of the Company’s Class A ordinary shares on the Nasdaq Global Market on April 1, 2024 was $11.24. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.05 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Business Combination is not completed on or before May 2, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public shareholders.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the shareholders which are present themselves or represented by proxy at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the other proposals at the Meeting.

The Board has fixed the close of business on April 5, 2024 (the “Record Date”) as the date for determining ClimateRock’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Meeting. On the Record Date, there were 4,664,013 Ordinary Shares issued and outstanding.

The Board believes that given ClimateRock’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. For more information about the Business Combination, see the Business Combination 8-K, as well as the Business Combination Registration Statement.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” each proposal.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be a shareholder of the Company.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to virtually participate in the Meeting, we urge you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC.

By Order of the Board of Directors of ClimateRock

Charles Ratelband V

Executive Chairman

[     ], 2024

CLIMATEROCK

25 Bedford Square

London, WC1B 3HH, United Kingdom

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL
MEETING OF SHAREHOLDERS TO

BE HELD ON APRIL 29, 2024

[     ], 2024

To the Shareholders of ClimateRock:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”) of ClimateRock (“ClimateRock,” the “Company,” “we” or similar terminology), a Cayman Islands exempted company, will be held on April 29, 2024, at [ ] a.m. Eastern Time, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105. You can participate in the meeting and vote via live webcast by visiting https://www.cstproxy.com/[   ].

The purpose of the Meeting will be to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from November 2, 2024 (the “Termination Date”) to May 2, 2025 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Liquidation Amendment Proposal, the date by which the Company would be required to consummate a business combination be extended from May 2, 2024 to May 2, 2025 (or such earlier date as determined by our Board in its sole discretion) and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the Directors of the Company may determine.”;

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than May 2, 2025 (the “Liquidation Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the approval of the Extension Amendment Proposal, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date prior to May 2, 2025 and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the Directors of the Company may determine.”;

(iii) Proposal 3 — A proposal to ratify, by ordinary resolution, the selection by our audit committee of the Board of UHY LLP (“UHY”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

(iv) Proposal 4 —  A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal (together, the “M&A Amendment Proposals”) are each conditioned on one another. This means that unless these two proposals are approved by the shareholders, none of these two proposals will take effect.

The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow ClimateRock additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of December 30, 2023, (the “Business Combination Agreement”), by and among ClimateRock, ClimateRock Holdings Limited, a Cayman Islands exempted company (“Pubco”), ClimateRock Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), GreenRock Corp, a Cayman Islands exempted company (“GreenRock”), and, once it enters into a joinder to the Business Combination Agreement, GreenRock Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Company Merger Sub”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 5, 2024 (the “Business Combination 8-K”), as well as the Registration Statement on Form F-4 filed by Pubco in connection with the Business Combination (the “Business Combination Registration Statement”) on January 26, 2024, as amended on March 29, 2024 and as may be further amended from time to time.

The M&A currently provides that the Company has until May 2, 204 to complete an initial business combination. The Company has entered into the Business Combination Agreement, but does not believe it will consummate the Business Combination prior to May 2, 2024. The purpose of the Extension Amendment and the Liquidation Amendment are to allow the Company more time to complete the Business Combination.

While ClimateRock is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, ClimateRock will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that ClimateRock might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, ClimateRock would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if ClimateRock’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of ClimateRock’s shareholders to extend the date by which ClimateRock has to consummate the Business Combination (or if the Business Combination is not consummated, another initial business combination) to the Extended Date in order that ClimateRock’s shareholders have the opportunity to participate in its future investment.

If the M&A Amendment Proposals are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), ClimateRock intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by ClimateRock shareholders on the Business Combination will occur at the separate Business Combination Meeting of ClimateRock shareholders and the solicitation of proxies from ClimateRock shareholders in connection with such separate Business Combination Meeting, and the related right of ClimateRock shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Business Combination is completed, you should elect to “redeem” your Public Shares in connection with the Business Combination Meeting or in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

If the M&A Amendments are approved and implemented, the Sponsor has agreed to contribute to us as a loan of $50,000 for each calendar month (commencing on May 2, 2024 and ending on the 1st day of each subsequent month), or portion thereof, that is needed by ClimateRock to complete an initial business combination from May 2, 2024 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). For example, if ClimateRock takes until May 2, 2025 to complete its business combination, which would represent twelve calendar months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and ClimateRock takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or ClimateRock’s subsequent liquidation will be approximately $11.52 per share, in comparison to the current redemption amount of $11.29 per share (assuming no Public Shares were redeemed).

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or ClimateRock’s liquidation. At the election of the Sponsor, the unpaid principal amount of the loan may be converted into warrants of ClimateRock identical to the warrants issued to the Sponsor in connection with the Private Placement that closed contemporaneously with ClimateRock’s IPO, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 2, 2024 until the Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and ClimateRock liquidate and dissolve promptly thereafter.

If either the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved and the Business Combination is not completed on or before May 2, 2024, then as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The full text of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are set out in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Auditor Ratification Proposal.

The Board has fixed the close of business on April 5, 2024 as the record date for the Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors of ClimateRock

Charles Ratelband V
Executive Chairman
[ ], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/[   ]. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT [    ], 2024.

CLIMATEROCK

25 Bedford Square

London, WC1B 3HH, United Kingdom

TELEPHONE: + 44 730 847 5096

i

CLIMATEROCK PROXY STATEMENT
FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING

To be held at [    ] a.m. Eastern Time on April 29, 2024

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS

Why am I receiving this proxy statement?

This proxy statement of ClimateRock (“ClimateRock,” the “Company,” “we” or similar terminology) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is U.N. SDG Support LLC, a Delaware limited liability company (the “Sponsor”). On May 2, 2022, we consummated our initial public offering of 7,875,000 units, and a concurrent private placement (the “Private Placement”) of 3,762,500 warrants (the “Private Placement Warrants”), from which it derived gross proceeds in the aggregate of $82,512,500. On March 31, 2023, the Sponsor elected to convert on a one-for-one basis 1,968,749 Class B ordinary shares that were issued prior to our IPO into 1,968,749 Class A ordinary shares (the “Founder Conversion”), and following the Founder Conversion, our Sponsor owns 1 Class B ordinary share. The 1,968,749 Class A ordinary shares issued to our Sponsor in connection with the Founder Conversion, along with the 1 Class B ordinary share held by our Sponsor are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our IPO. The Founder Shares are entitled to registration rights.

Like most blank check companies, our M&A provides for the return of the funds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is May 2, 2024.

If the M&A Amendment Proposals (which are conditioned on each other) are approved and implemented, the business combination period will be extended as far as May 2, 2025 (or such earlier date as determined by the Board, in its sole discretion). If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the M&A Amendments, in which case we will liquidate the Trust Account to redeem all public shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of the shareholders to both continue the Company’s existence as currently permitted under our M&A until the expiration of the Extension Period and to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

ClimateRock will hold a separate general meeting of its shareholders to approve the Business Combination (the “Business Combination Meeting”). Redemption payments in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals.

ClimateRock believes that it is in the best interests of ClimateRock’s shareholders to continue ClimateRock’s existence until the Extended Date in order to allow ClimateRock additional time to complete the Business Combination and is therefore holding this Meeting.

What is being voted on?

You are being asked to vote on the following proposals:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to this proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from November 2, 2024 (the “Termination Date”) to May 2, 2025 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to this proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than May 2, 2025 (the “Liquidation Amendment Proposal”);

(iii) Proposal 3 — A proposal to ratify, by ordinary resolution, the selection by our audit committee of the Board of UHY LLP (“UHY”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

(iv) Proposal 4 —  A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Why is the Company proposing the M&A Amendment Proposals?

The Company’s current M&A provides that the Company has until May 2, 2024 to complete the initial business combination. If the M&A Amendment Proposals (which are conditioned on each other) are approved and implemented, the business combination period will be extended as far as May 2, 2025 (or such earlier date as determined by the Company’s Board in its sole discretion). If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the M&A Amendments, in which case we will liquidate the Trust Account to redeem all Public Shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of our shareholders to provide for the Extension and incremental flexibility. The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow ClimateRock additional time to complete the Business Combination pursuant to the Business Combination Agreement, if needed.

While ClimateRock is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, ClimateRock will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that ClimateRock might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, ClimateRock would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if ClimateRock’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of ClimateRock’s shareholders to extend the date by which ClimateRock has to consummate the Business Combination to the Extended Date in order that ClimateRock’s shareholders have the opportunity to participate in its future investment, as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the amended M&A and prior to the end of the Extension Period.

If the M&A Amendment Proposals are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), ClimateRock intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

The Board believes that given ClimateRock’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that ClimateRock is in the best position possible to consummate the Business Combination and that it is in the best interests of ClimateRock’s shareholders that ClimateRock obtain the Extension if needed. ClimateRock believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Business Combination 8-K and the Business Combination Registration Statement.

You are not being asked to vote on the Business Combination at the Meeting. The vote by ClimateRock shareholders on the Business Combination will occur at the separate Business Combination Meeting of ClimateRock shareholders and the solicitation of proxies from ClimateRock shareholders in connection with such separate Business Combination Meeting, and the related right of ClimateRock shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Business Combination is completed, you should elect to “redeem” your Public Shares in connection with the Business Combination Meeting or in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

If the M&A Amendment Proposals are not approved by ClimateRock’s shareholders, ClimateRock may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. In the event the M&A Amendment Proposals are not approved at the adjourned meeting and the Business Combination is not completed on or before May 2, 2024, the Company will dissolve and liquidate in accordance with its M&A.

Why should I vote “FOR” the Extension Amendment Proposal and the Liquidation Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete an initial business combination to the expiration of the Extension Period. The Extension would give the Company additional time to complete the Business Combination. Our Board also believes that shareholders will benefit from enabling the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments and prior to the end of the Extension Period, after taking into account various factors, including, but not limited to, the prospect of consummating a business combination prior to the end of the Extension Period. Your vote in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal are required for the Company to implement the Extension Amendment and the Liquidation Amendment.

The Board believes that it is in the best interests of the Company’s shareholders that the Extension be obtained so that, in the event the Business Combination is not able to be consummated on or before the Termination Date, ClimateRock will have additional time to consummate the Business Combination. Without the Extension, the Board believes that there is significant risk that ClimateRock might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, ClimateRock would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if ClimateRock’s shareholders are otherwise in favor of consummating such transaction.

The Board believes that given ClimateRock’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. For more information about the Business Combination, see the Business Combination 8-K and the Business Combination Registration Statement.

The Company’s M&A currently provides that if the Company’s shareholders approve an amendment to the Company’s M&A that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before May 2, 2024, the Company will provide holders of its Public Shares (“public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable), divided by the number of then issued and outstanding Public Shares. The Company believes that this M&A provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem Public Shares in connection with such initial business combination.

If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after May 2, 2024, and prior to the end of the Extension Period.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets (including accrued interest and less taxes paid or payable) except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals.

Why should I vote “FOR” the Auditor Ratification Proposal?

UHY has served as the Company’s independent registered public accounting firm since 2022. Our audit committee (the “Audit Committee”) and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination. Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by ClimateRock’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

The Sponsor and all of the Company’s directors and officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the proposals.

The Sponsor and all of the Company’s directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their ordinary shares in connection with the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to the M&A (A) to modify the substance or timing of our obligation to allow redemptions in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the applicable time frame or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. These persons are not entitled to redeem their Founder Shares.

On the record date, the Sponsor and the Company’s directors and officers beneficially owned and were entitled to vote 1 Class B Ordinary Share and 1,968,749 Class A Ordinary Shares, which in the aggregate represents approximately 42.2% of the Company’s issued and outstanding Ordinary Shares. All of the Founder Shares are subject to certain transfer restrictions, a waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our IPO. The Founder Shares are also entitled to registration rights.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Liquidation Amendment Proposal, and the Auditor Ratification Proposal.

What vote is required to approve the proposals presented at the Meeting?

Approval of each of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and, who, being entitled to do so, vote in person or by proxy thereon.

Our Board will abandon the M&A Amendments if our shareholders do not approve the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal (if put forth to the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

A shareholder of the Company who attends the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholder will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Liquidation Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

What happens if I sell my Ordinary Shares or units of the Company before the Meeting?

The April 5, 2024 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Ordinary Shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension, until the expiration of the Extension Period as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and implemented, ClimateRock will continue to attempt to consummate the Business Combination (or, if the Business Combination is not consummated, another initial business combination) until the Extended Date. The Board will procure that the special resolutions approving the Extension Amendment and the Liquidation Amendment and the resulting amendments to the M&A in substantially the form that appears in Annex A hereto are filed with the Registrar of Companies of the Cayman Islands within fifteen days of the passing of such special resolutions and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the M&A Amendments at any time before or after May 2, 2024, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

Additionally, if the M&A Amendments are approved and implemented, the Sponsor has agreed to contribute to us as a loan of $50,000 for each calendar month (commencing on May 2, 2024 and ending on the 1st day of each subsequent month), or portion thereof, that is needed by ClimateRock to complete an initial business combination from May 2, 2024 until the Extended Date. For example, if ClimateRock takes until May 2, 2025 to complete its business combination, which would represent twelve calendar months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and ClimateRock takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or ClimateRock’s subsequent liquidation will be approximately $11.52 per share, in comparison to the current redemption amount of $11.29 per share (assuming no Public Shares were redeemed).

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or ClimateRock’s liquidation. At the election of the Sponsor, the unpaid principal amount of the loan may be converted into warrants of ClimateRock identical to the warrants issued to the Sponsor in connection with the Private Placement that closed contemporaneously with ClimateRock’s IPO, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 2, 2024 until the Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and liquidate and dissolve promptly thereafter.

The M&A Amendment Proposals are conditioned on each other. Therefore, the Extension Amendment Proposal and the Liquidation Amendment Proposal must each be approved for the Extension to be implemented.

What happens if the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Auditor Ratification Proposal is not approved?

If there are insufficient votes to approve the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Auditor Ratification Proposal, ClimateRock may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved and the Business Combination is not completed on or before May 2, 2024, then as contemplated by and in accordance with the M&A, ClimateRock will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers and directors of ClimateRock have waived their rights to participate in any liquidation distribution with respect to the 1,968,750 Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to ClimateRock’s warrants or rights, which will expire worthless in the event ClimateRock dissolves and liquidates the Trust Account.

Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal or the Liquidation Amendment Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If you do not redeem your public shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the M&A (as amended by the M&A Amendments).

When and where is the Meeting?

The Meeting will be held at [ ] a.m. Eastern Time, on April 29, 2024, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105. You can participate in the meeting and vote via live webcast by visiting https://www.cstproxy.com/[ ] and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [ ].

Can I attend the Meeting in person?

Yes. The Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Meeting via live webcast on the Internet. The webcast will start at [   ] a.m. Eastern Time, on April 29, 2024. Any shareholder can listen to and participate in the Meeting live via the Internet at https://www.cstproxy.com/[ ].

How do I attend the Meeting online?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the meeting virtually starting on April 23, 2024 at [ ] a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/[ ], enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [   ]. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Ordinary Shares, you may vote in person at the Meeting, virtually, or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope so that it is received prior to the time specified in the proxy card or (ii) voting online at https://www.cstproxy.com/[   ]. You may still attend the Meeting and vote if you have already voted by proxy, but only the vote you cast at the Meeting will be counted.

If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting Online?”

How do I change my vote?

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card so that it is received at least 48 hours prior to the time for holding the Meeting, (ii) granting a subsequent proxy online at least 48 hours prior to the time for holding the Meeting or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The M&A Amendment Proposals and the Adjournment Proposal are considered to be “non-routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if one or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares is represented in person or by proxy at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually or in person at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the Meeting shall be adjourned in accordance with the M&A.

Who can vote at the Meeting?

Only holders of record of Ordinary Shares at the close of business on April 5, 2024 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this record date, 1 Class B Ordinary Share and 4,664,012 Class A Ordinary Shares and were issued and outstanding and entitled to vote. Our Sponsor is obligated to vote all of its Founder Shares in favor of an initial business combination as described in the prospectus for our IPO.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers (“Initial Shareholders”) have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

●	If the Business Combination with GreenRock or another initial business combination is not consummated by May 2, 2024 (subject to the Extension, as applicable), ClimateRock will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 1,968,750 Ordinary Shares held by ClimateRock’s Initial Shareholders, including any directors and officers, would be worthless because ClimateRock’s Initial Shareholders are not entitled to participate in any Redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $22 million based upon the closing price of ClimateRock’s Ordinary Shares of $11.24 per share on Nasdaq on April 1, 2024, despite having been purchased for an aggregate of $25,000. As a result, ClimateRock’s Initial Shareholders are likely to be able to recoup their investment in ClimateRock and make a substantial profit on that investment, even if Pubco Ordinary Shares have lost significant value. This means that ClimateRock’s Initial Shareholders could earn a positive rate of return on their investment, even if ClimateRock’s Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, ClimateRock’s management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor purchased an aggregate of 3,762,500 Private Placement Warrants for $3,762,500 simultaneously with the consummation of the IPO. Such Private Placement Warrants had an aggregate market value of approximately $113,000 based upon the closing price of ClimateRock’s Warrants of $0.03 per warrant on Nasdaq on April 1, 2024. If ClimateRock is unable to complete a business combination by May 2, 2024 (subject to the Extension, as applicable), the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in ClimateRock. Accordingly, ClimateRock’s management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Gluon, the Managing Partner of which is Per Regnarsson, the Chief Executive Officer and a director of ClimateRock, shall be entitled to receive a Transaction Success Fee of up to $250,000 if ClimateRock consummates a business combination, subject to the terms Gluon Engagement Letter. In addition, Gluon will be entitled, with respect to any financing undertaken by ClimateRock introduced by Gluon during the term of the Gluon Engagement Letter, to the following fees: (i) for a financing involving an issuance of ClimateRock’s senior, subordinated and/or mezzanine debt securities, a cash fee payable at any closing equal to two percent (2.0%) of the gross proceeds received by ClimateRock at such closing; (ii) for a financing involving equity, equity-linked or convertible securities, a cash fee payable at each closing equal to five percent (5.0%) of the gross proceeds received by ClimateRock at such closing. Accordingly, ClimateRock’s management team have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	ClimateRock’s Initial Shareholders, including its officers and directors and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on ClimateRock’s behalf, such as identifying and investigating possible business targets and business combinations. However, if ClimateRock fails to consummate a business combination within the required time period under its organizational documents, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, ClimateRock may not be able to reimburse these expenses if the Business Combination with GreenRock or another business combination is not completed by May 2, 2024 (subject to the Extension, as applicable). As of the date of this proxy statement, approximately $1,875 expenses were incurred.

●	ClimateRock’s existing directors and officers will be eligible for continued indemnification and continued coverage under ClimateRock’s directors’ and officers’ liability insurance after the Business Combination and pursuant to the Business Combination Agreement.

●	In order to finance transaction costs in connection with a Business Combination, the Sponsor, its officers and directors or their respective affiliates may, but are not obligated to, loan to ClimateRock funds as may be required by ClimateRock (the “Working Capital Loans”). If ClimateRock completes an initial business combination, ClimateRock will repay any Working Capital Loans. In the event that an initial business combination is not completed, ClimateRock may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Any Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid, without interest, upon consummation of a business combination by ClimateRock, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of a business combination into additional Private Placement Warrants at a price of $1.00 per Warrant (the “Working Capital Warrants”). To date, ClimateRock has entered into five loan agreements (the “Eternal Loans”) with Eternal BV, a company controlled by Charles Ratelband V, Executive Chairman of ClimateRock’s Board. The Eternal Loans are unsecured and do not bear interest and mature on various dates between March 31, 2024 and March 31, 2025. As of the date of this proxy statement, ClimateRock has drawn approximately $2.37 million under the Eternal Loans. Because the Eternal Loans may not be repaid from the proceeds of the Trust Account if ClimateRock does not complete a business combination, the Executive Chairman of ClimateRock’s Board has an economic incentive to complete a business combination, even if that business combination were with a target company or on terms less favorable to Public Shareholders than liquidation.

What happens to the Company’s warrants and rights if either of the M&A Amendment Proposals is not approved?

If either of the M&A Amendment Proposals is not approved, and the Business Combination is not completed on or before May 2, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public shareholders in accordance with our M&A and the Company’s warrants and rights will expire worthless.

What happens to the Company’s warrants and rights if the M&A Amendment Proposals are approved?

If the M&A Amendment Proposals are approved and implemented, the Company will be able to continue its efforts to consummate its initial business combination until the expiration of the Extension Period (or the Board’s election for earlier liquidation) and will retain the blank check company restrictions previously applicable to it, and the Company’s warrants and rights will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the M&A Amendments are approved, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable), divided by the number of then issued and outstanding Public Shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the Business Combination, or if the Company has not consummated an initial business combination by the expiration of the Extension Period.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on April 25, 2024 (two business days prior to the Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the Election and the effective date of the M&A Amendments.

Pursuant to our M&A, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the M&A Amendment Proposals are approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying shares, warrants and rights prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m. Eastern Time, on April 25, 2024, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the M&A Amendment Proposals.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal and the Liquidation Amendment Proposal will not be redeemed for cash held in the Trust Account.

In the event that a public shareholder tenders its shares and decides prior to the Meeting (and thereafter, with our consent) that it does not want to redeem its shares, the shareholder may withdraw the tender at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the Meeting (and thereafter, with our consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and either of the M&A Amendment Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that either of the M&A Amendment Proposals will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the M&A Amendment Proposals would receive payment of the redemption price for such shares soon after the approval of the M&A Amendments. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares, public warrants and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Solicitor”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2024 (the “Annual Report”) and in our other SEC filings. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS

Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2024 and in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, ClimateRock can provide no assurances that the Business Combination or another initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, ClimateRock plans to seek shareholder approval of the Business Combination following the SEC declaring the Business Combination Registration Statement effective, which will include our proxy statement for the Business Combination. ClimateRock cannot complete the Business Combination unless the Business Combination Registration Statement is declared effective. The Business Combination Registration Statement has been filed with the SEC on January 26, 2024. However, ClimateRock cannot estimate when, or if, the SEC will declare the Business Combination Registration Statement effective.

We are required to offer shareholders the opportunity to redeem their public shares in connection with the M&A Amendment Proposals and, if needed, any additional amendments to the M&A, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the M&A Amendment Proposals (or the Business Combination) are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the rules and regulations (the “2024 SPAC Rules”) for special purpose acquisition companies (“SPAC”) requiring, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and business combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC‘s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, we may, at any time, instruct Continental Stock Transfer & Trust Company (“Continental”), as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the investment management trust agreement entered between us and Continental as of April 27, 2022 (the “Trust Agreement”), Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our M&A (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial business combination within the applicable time frame; or (y) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares or pre-initial business combination activity; or (iii) absent an initial business combination within the applicable time frame, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Stockholders may receive only approximately $11.29 per Public Share upon the liquidation of our Trust Account and our warrants will expire worthless.

ClimateRock may be deemed a “foreign person” under the regulations relating to CFIUS and its failure to obtain any required approvals within the requisite time period may require it to liquidate.

The Company’s Sponsor is U.N. SDG Support LLC, a Delaware limited liability company. Charles Ratelband V is the sole managing member of the Sponsor and a Dutch citizen and holds an approximate 90% interest in the Sponsor. Thus, the Sponsor is controlled by non-U.S. persons. The Sponsor currently owns 1,968,750 shares of ClimateRock’s Ordinary Shares, and 3,762,500 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Other members of the Sponsor include certain officers and directors of ClimateRock.

Thus, ClimateRock believes that it and the Sponsor constitute a “foreign person” under CFIUS rules and regulations and further, ClimateRock does not believe the Business Combination between ClimateRock and EEW is subject to CFIUS review. However, if the Business Combination with EEW falls within the scope of applicable foreign ownership restrictions, ClimateRock may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, ClimateRock may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although ClimateRock does not believe the Business Combination between ClimateRock and GreenRock is subject to CFIUS review, CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if ClimateRock had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If ClimateRock were to seek an initial business combination other than the Business Combination, the pool of potential targets with which ClimateRock could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because ClimateRock has only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If ClimateRock liquidates, its public shareholders may only receive $10.15 per share (excluding any accrued interest), and its warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in EEW and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a Cayman Islands-incorporated blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

As of the record date, there are issued and outstanding (i) 4,664,012 Class A ordinary shares and (ii) 1 Class B ordinary share. In addition, we issued (i) 3,937,500 public warrants included in the public units, every whole warrant entitling their holder to purchase one Class A ordinary share upon the consummation of an initial business combination, (ii) 7,875,000 rights included in the public units, each right entitling its holder to receive one-tenth (1/10) of a Class A ordinary share upon the consummation of an initial business combination and (iii) 3,762,500 Private Placement Warrants, each exercisable to purchase one Class A ordinary share as part of the Private Placement with the Sponsor that we consummated simultaneously with the consummation of our IPO.

On April 27, 2023, the Company held an extraordinary general meeting of shareholders, to approve an extension of the date by which the Company had to complete its Business Combination from May 2, 2023 to May 2, 2024 (the “First Extension”), which extension was reflected in an amendment to the Company's amended and restated memorandum and articles of association, which was adopted at such meeting on April 27, 2023. In connection with the approval of the First Extension, shareholders elected to redeem an aggregate of 5,297,862 Class A ordinary shares. As a result, an aggregate of approximately $55.26 million (approximately $10.43 per share) was released from the Trust Account to pay such shareholders.

In connection with the First Extension, the Company issued to the Sponsor an unsecured promissory note having an aggregate principal amount of up to $900,000. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s business combination is consummated and (ii) the date of the liquidation of the Company.

On March 31, 2023, the Sponsor elected to convert on a one-for-one basis 1,968,749 Class B ordinary shares that were issued prior to our IPO into 1,968,749 Class A ordinary shares, and following the Founder Conversion, our Sponsor owns 1 Class B ordinary share. The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our IPO. The Founder Shares are entitled to registration rights.

As of April 1, 2024, approximately $29 million in proceeds from our IPO and the Private Placement and interest income were held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. As currently in effect, the Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our (A) to modify the substance or timing of our obligation to allow redemptions in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the applicable time frame, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the applicable time frame, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B ordinary shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

The Proposed Business Combination with GreenRock

As previously announced on ClimateRock’s Current Form 8-K filed with the SEC on January 5, 2024, on December 30, 2023, ClimateRock entered into the Business Combination Agreement with GreenRock, Pubco, the SPAC Merger Sub and the Company Merger Sub. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) SPAC Merger Sub will merge with and into ClimateRock, with ClimateRock continuing as the surviving entity and wholly-owned subsidiary of Pubco, in connection with which all of the existing securities of ClimateRock will be exchanged for rights to receive securities of Pubco as follows: (a) immediately prior to the SPAC merger effective time, every issued and outstanding unit of ClimateRock will be automatically separated and the holders thereof will be deemed to hold one (1) Class A Ordinary Share, one-half (1/2) of Warrant and one Right, (b) each Class A Ordinary Share outstanding immediately prior to the effective time that has not been redeemed shall automatically convert into one ordinary share, par value $0.0001, issued by Pubco (each, a “Pubco Ordinary Share”), (c) each Class B Ordinary Share outstanding immediately prior to the SPAC merger effective time shall automatically convert into one Pubco Ordinary Share, (d) each ClimateRock public warrant and each ClimateRock private warrant shall automatically convert into one warrant to purchase Pubco Ordinary Shares on substantially the same terms and conditions; (e) each ClimateRock Right will be automatically converted into the number of Pubco Ordinary Shares that would have been received by the holder of such Right if it had been converted upon the consummation of a business combination in accordance with ClimateRock’s organizational documents, and (ii) Company Merger Sub will merge with and into GreenRock, with GreenRock continuing as the surviving entity and wholly-owned subsidiary of Pubco, pursuant to which (x) each GreenRock ordinary share (the “GreenRock Ordinary Shares”) issued and outstanding immediately prior to the effective time shall be automatically cancelled and extinguished and converted into the right to receive the applicable portion of Pubco Ordinary Shares constituting the merger consideration and (y) each issued and outstanding GreenRock convertible security shall be converted into Pubco convertible securities of like tenor and shall have, and be subject to, substantially the same terms and conditions as set forth in the applicable organizational document of GreenRock, except that they shall represent the right to acquire Pubco Ordinary Shares in lieu of GreenRock Ordinary Shares.

Our M&A currently provides that the Company has until May 2, 2024 to complete its initial business combination. While ClimateRock is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, ClimateRock will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that ClimateRock might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, ClimateRock would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if ClimateRock’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of ClimateRock’s shareholders to extend the date by which ClimateRock has to consummate the Business Combination (or, if the Business Combination is not consummated, another initial business combination) to the Extended Date in order that ClimateRock’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), ClimateRock intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

You are not being asked to vote on the Business Combination at the Meeting. The vote by ClimateRock shareholders on the Business Combination will occur at the separate Business Combination Meeting of ClimateRock shareholders and the solicitation of proxies from ClimateRock shareholders in connection with such separate Business Combination Meeting, and the related right of ClimateRock shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Business Combination is completed, you should elect to “redeem” your Public Shares in connection with the Business Combination Meeting or in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with the extraordinary general meeting in lieu of an annual general meeting to be held on April 29, 2024 at [   ] a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105. You can participate in the meeting and vote via live webcast by visiting https://www.cstproxy.com/[   ].

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to this proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from May 2, 2024 to May 2, 2025 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the M&A in the form set forth in Annex A to this proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than May 2, 2025 (the “Liquidation Amendment Proposal”);

(iii) Proposal 3 — A proposal to ratify, by ordinary resolution, the selection by our audit committee of the Board of UHY LLP (“UHY”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

(iv) Proposal 4 —  A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are each conditioned on one another. This means that unless both of these proposals are approved by the shareholders, none of these proposals will take effect.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Auditor Ratification Proposal. The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.

The Extension Amendment Proposal and the Liquidation Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete the Business Combination prior to the Termination Date as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the approval and implementation of the M&A Amendments but prior to May 2, 2025 if it determines such action is in the best interests of the shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by ClimateRock shareholders on the Business Combination will occur at the separate Business Combination Meeting of ClimateRock shareholders and the solicitation of proxies from ClimateRock shareholders in connection with such separate Business Combination Meeting, and the related right of ClimateRock shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendments), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Business Combination is completed, you should elect to “redeem” your Public Shares in connection with the Business Combination Meeting or in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal regardless of whether or how such public shareholders vote with respect to such proposals. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the Business Combination is submitted to the shareholders.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Meeting. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the Meeting not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $29 million that was in the Trust Account as of April 1, 2024.

If the M&A Amendments are approved and implemented, U.N. SDG Support LLC, ClimateRock’s Sponsor has agreed to contribute to us as a loan of $50,000 for each calendar month (commencing on May 2, 2024 and ending on the 1st day of each subsequent month), or portion thereof, that is needed by ClimateRock to complete an initial business combination from May 2, 2024 until the Extended Date. For example, if ClimateRock takes until May 2, 2025 to complete its business combination, which would represent twelve calendar months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and ClimateRock takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or ClimateRock’s subsequent liquidation will be approximately $11.52 per share, in comparison to the current redemption amount of approximately $11.29 per share (assuming no Public Shares were redeemed).

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or ClimateRock’s liquidation. At the election of the Sponsor, the unpaid principal amount of the loan may be converted into warrants of ClimateRock identical to the warrants issued to the Sponsor in connection with the Private Placement that closed contemporaneously with ClimateRock’s IPO, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 2, 2024 until the Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and ClimateRock liquidate and dissolve promptly thereafter.

If either the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved and the Business Combination is not completed on or before May 2, 2024, then as contemplated by and in accordance with the M&A, ClimateRock will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The approval of each of the M&A Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and, who, being entitled to do so, vote in person or by proxy thereon. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. The Extension Amendment Proposal and the Liquidation Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Only holders of record of our Ordinary Shares at the close of business on April 5, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on April 5, 2024 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card so that it is received at least 48 hours prior to the time for holding the Meeting, (ii) granting a subsequent proxy online at least 48 hours prior to the time for holding the Meeting or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about [ ], 2024.

Dissenters’ Right of Appraisal

Holders of our Ordinary Shares do not have appraisal rights under Cayman Islands law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of issued and outstanding Ordinary Shares entitled to vote at the Meeting is 4,664,012 Class A Ordinary Shares and 1 Class B Ordinary Share. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Meeting of one or more shareholders who together hold not less than a majority of the number of issued and outstanding Ordinary Shares, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of our Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. The M&A Amendment Proposals and the Adjournment Proposal are considered to be “non-routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

●	the Extension Amendment Proposal and Liquidation Amendment Proposal must each be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds (2/3s) of the votes which are cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment thereof; and

●	the Auditor Ratification Proposal and the Adjournment Proposal must each be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the votes cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting.

Abstentions will not have an effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, assuming a quorum is present. The failure to vote will have no effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, assuming a quorum is present.

If there is no quorum, the Meeting shall be adjourned in accordance with the M&A.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of Ordinary Shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Liquidation Amendment Proposal, FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Advantage Proxy, our proxy solicitor, at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 25 Bedford Square, London, WC1B 3HH, United Kingdom, Telephone: + 44 730 847 5096; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Initial Shareholders

When you consider the recommendation of our Board, you should keep in mind that our Initial Shareholders have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

●	If the Business Combination with GreenRock or another initial business combination is not consummated by May 2, 2024 (subject to the Extension, as applicable), ClimateRock will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 1,968,750 Ordinary Shares held by ClimateRock’s Initial Shareholders, including any directors and officers, would be worthless because ClimateRock’s Initial Shareholders are not entitled to participate in any Redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $22 million based upon the closing price of ClimateRock’s Ordinary Shares of $11.24 per share on Nasdaq on April 1, 2024, despite having been purchased for an aggregate of $25,000. As a result, ClimateRock’s Initial Shareholders are likely to be able to recoup their investment in ClimateRock and make a substantial profit on that investment, even if Pubco Ordinary Shares have lost significant value. This means that ClimateRock’s Initial Shareholders could earn a positive rate of return on their investment, even if ClimateRock’s Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, ClimateRock’s management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor purchased an aggregate of 3,762,500 Private Placement Warrants for $3,762,500 simultaneously with the consummation of the IPO. Such Private Placement Warrants had an aggregate market value of $113,000 based upon the closing price of ClimateRock’s Warrants of $0.03 per warrant on Nasdaq on April 1, 2024. If ClimateRock is unable to complete a business combination by May 2, 2024 (subject to the Extension, as applicable), the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in ClimateRock. Accordingly, ClimateRock’s management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Gluon, the Managing Partner of which is Per Regnarsson, the Chief Executive Officer and a director of ClimateRock, shall be entitled to receive a Transaction Success Fee of up to $250,000 if ClimateRock consummates a business combination, subject to the terms Gluon Engagement Letter. In addition, Gluon will be entitled, with respect to any financing undertaken by ClimateRock introduced by Gluon during the term of the Gluon Engagement Letter, to the following fees: (i) for a financing involving an issuance of ClimateRock’s senior, subordinated and/or mezzanine debt securities, a cash fee payable at any closing equal to two percent (2.0%) of the gross proceeds received by ClimateRock at such closing; (ii) for a financing involving equity, equity-linked or convertible securities, a cash fee payable at each closing equal to five percent (5.0%) of the gross proceeds received by ClimateRock at such closing. Accordingly, ClimateRock’s management team have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	ClimateRock’s Initial Shareholders, including its officers and directors and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on ClimateRock’s behalf, such as identifying and investigating possible business targets and business combinations. However, if ClimateRock fails to consummate a business combination within the required time period under its organizational documents, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, ClimateRock may not be able to reimburse these expenses if the Business Combination with GreenRock or another business combination is not completed by May 2, 2024 (subject to the Extension, as applicable). As of the date of this proxy statement, approximately $1,875 expenses were incurred.

●	ClimateRock’s existing directors and officers will be eligible for continued indemnification and continued coverage under ClimateRock’s directors’ and officers’ liability insurance after the Business Combination and pursuant to the Business Combination Agreement.

●	In order to finance transaction costs in connection with a Business Combination, the Sponsor, its officers and directors or their respective affiliates may, but are not obligated to, loan to ClimateRock funds as may be required by ClimateRock. If ClimateRock completes an initial business combination, ClimateRock will repay any Working Capital Loans. In the event that an initial business combination is not completed, ClimateRock may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Any Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid, without interest, upon consummation of a business combination by ClimateRock, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of a business combination into additional Private Placement Warrants at a price of $1.00 per Warrant. To date, ClimateRock has entered into the Eternal Loans with Eternal BV, a company controlled by Charles Ratelband V, Executive Chairman of ClimateRock’s Board. The Eternal Loans are unsecured and do not bear interest and mature on various dates between March 31, 2024 and March 31, 2025. As of the date of this proxy statement, ClimateRock has drawn approximately $2.37 million under the Eternal Loans. Because the Eternal Loans may not be repaid from the proceeds of the Trust Account if ClimateRock does not complete a business combination, the Executive Chairman of ClimateRock’s Board has an economic incentive to complete a business combination, even if that business combination were with a target company or on terms less favorable to Public Shareholders than liquidation.

Redemption Rights

Pursuant to our M&A, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the M&A Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable) divided by the number of then issued and outstanding Public Shares. If your redemption request is properly made and the M&A Amendments are approved, these shares will cease to be issued and outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $29 million on April 1, 2024, the estimated per share redemption price would have been approximately $11.29 (including accrued interest and less taxes paid or payable). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal and the Liquidation Amendment Proposal receive the requisite shareholder approvals.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on April 25, 2024 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Meeting. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the Meeting not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your Ordinary Shares will cease to be issued and outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Business Combination is not completed on or before May 2, 2024, then as contemplated by and in accordance with the M&A, ClimateRock will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into shares, warrants and rights. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares, public warrants and public rights.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares, public warrants and public rights. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

Overview

ClimateRock is proposing to amend its currently effective M&A to extend the date by which ClimateRock has to consummate a Business Combination to the Extended Date so as to give ClimateRock additional time to complete the Business Combination. The proposed Extension Amendment would amend by special resolution the Company’s M&A to extend the date by which the Company would be required to consummate an initial business combination from May 2, 2024 to May 2, 2025 (or such earlier date as determined by the Board in its sole discretion). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

A copy of the proposed Extension Amendment is attached to this proxy statement as Annex A.

Without the Extension, the Board believes that there is significant risk that ClimateRock might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, ClimateRock would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if ClimateRock’s shareholders are otherwise in favor of consummating such transaction.

As contemplated by the M&A, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is approved.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $11.29 at the time of the Meeting (including accrued interest and less taxes paid or payable). The closing price of the Company’s Class A ordinary shares on the Nasdaq Global Market on April 1, 2024 was $11.24. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.05 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

You are not being asked to vote on the Business Combination at the Meeting. The vote by ClimateRock shareholders on the Business Combination will occur at the separate Business Combination Meeting of ClimateRock shareholders and the solicitation of proxies from ClimateRock shareholders in connection with such separate Business Combination Meeting, and the related right of ClimateRock shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Business Combination is completed you should elect to “redeem” your Public Shares in connection with the Business Combination Meeting or in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

Reasons for the Proposed Extension Amendment

The M&A currently provides that the Company has until May 2, 2024 to complete an initial business combination. The Company has entered into the Business Combination Agreement, but does not believe it will consummate the Business Combination prior to May 2, 2024. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.

We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

If the M&A Amendments are approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after May 2, 2024, and prior to the end of the Extension Period.

If the M&A Amendments are Approved

Additionally, if the M&A Amendments are approved and implemented, the Sponsor has agreed to contribute to us as a loan of $50,000 for each calendar month (commencing on May 2, 2024 and ending on the 1st day of each subsequent month), or portion thereof, that is needed by ClimateRock to complete an initial business combination from May 2, 2024 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). For example, if ClimateRock takes until May 2, 2025 to complete its business combination, which would represent twelve calendar months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and ClimateRock takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or ClimateRock’s subsequent liquidation will be approximately $11.52 per share, in comparison to the current redemption amount of $11.29 per share (assuming no Public Shares were redeemed).

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or ClimateRock’s liquidation. At the election of the Sponsor, the unpaid principal amount of the loan may be converted into warrants of ClimateRock identical to the warrants issued to the Sponsor in connection with the Private Placement that closed contemporaneously with ClimateRock’s IPO, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 2, 2024 until the Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and ClimateRock will liquidate and dissolve promptly thereafter.

If the Extension Amendment Is Not Approved

If the Extension Amendment Proposal or the Liquidation Amendment Proposal are not approved and the Business Combination is not completed on or before May 2, 2024, then as contemplated by and in accordance with the M&A, ClimateRock will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets (including accrued interest and less taxes paid or payable) except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Initial Shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their Ordinary Shares in connection with a shareholder vote to approve an amendment to our M&A such as the Extension Amendment. On the record date, the Initial Shareholders beneficially owned and were entitled to vote 1,968,749 Class A ordinary shares and 1 Class B ordinary share, which in the aggregate represent approximately 42.2% of the Company’s issued and outstanding Ordinary Shares.

In connection with the M&A Amendment Proposals, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Liquidation Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our M&A, as amended by the M&A Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $29 million as of April 1, 2024. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period (if the M&A Amendment Proposals are approved and implemented) or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or April 25, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

As of April 1, 2024, there was approximately $29 million of marketable securities in the Trust Account. If the M&A Amendment Proposals are approved and the Company extends the business combination period to May 2, 2025 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the Business Combination Meeting or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $11.29 per share under the terms of our current M&A and Trust Agreement.

The Extension Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal and the Liquidation Amendment Proposal. This means that unless all both of these proposals are approved by the shareholders, none of these proposals will take effect. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to and conditional upon the approval of the Liquidation Amendment Proposal, the date by which the Company would be required to consummate a business combination be extended from May 2, 2024 to May 2, 2025 (or such earlier date as determined by our Board in its sole discretion) and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the Directors of the Company may determine.”

Vote Required for Approval

The affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon is required to approve the Extension Amendment Proposal. Abstentions or the failure to vote on the Extension Amendment Proposal will not have an effect on the Extension Amendment Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL 2: THE LIQUIDATION AMENDMENT PROPOSAL

The proposed Liquidation Amendment would amend the Company’s M&A to permit our Board, in its sole discretion, to elect to wind up our operations on, or on a date earlier than, May 2, 2025 as determined by our Board and included in a public announcement. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Liquidation Amendment

The Company is proposing to amend its M&A to permit our Board to elect to wind up our operations on, or on an earlier date than, May 2, 2025 and liquidate the Trust Account to redeem all public shares following filing of the amendment to the M&A and on or prior to May 2, 2025 if it determines such action is in the best interests of shareholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of consummating an initial business combination prior to the end of the Extension Period.

If the Liquidation Amendment Is Approved

If the Liquidation Amendment Proposal and the Extension Amendment Proposal are approved and implemented, the M&A Amendments in the form of Annex A hereto will be effective and the Trust Account will not be disbursed except in connection with the Election and with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable Extended Date. The Company will then continue to attempt to consummate the Business Combination until the expiration of the Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the Business Combination (or another initial business combination) before the expiration of the Extension Period and does not wish to continue operations until such expiration.

If the Liquidation Amendment Proposal Is Not Approved

If the Liquidation Amendment Proposal or the Extension Amendment Proposal is not approved, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights which will expire worthless in the event we wind up. We do not believe it is likely that, if the M&A Amendment Proposals are not approved, we will be able to consummate the Business Combination by May 2, 2024.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target businesses with which we have discussed entering into a transaction agreement reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

You are not being asked to vote on the Business Combination at the Meeting. The vote by ClimateRock shareholders on the Business Combination will occur at the separate Business Combination Meeting of ClimateRock shareholders and the solicitation of proxies from ClimateRock shareholders in connection with such separate Business Combination Meeting, and the related right of ClimateRock shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Business Combination is completed you should elect to “redeem” your Public Shares in connection with the Business Combination Meeting or in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

In connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Liquidation Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting.

Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendments Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our M&A, as amended by the M&A Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $29 million as of April 1, 2024. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period if the M&A Amendment Proposals are approved and implemented.

Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to and conditional upon the approval of the Extension Amendment Proposal, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date prior to May 2, 2025 and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the Directors of the Company may determine.”

Vote Required for Approval

The affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon is required to approve the Liquidation Amendment Proposal. Abstentions or the failure to vote on the Liquidation Amendment Proposal will not have an effect on the Liquidation Amendment Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

PROPOSAL 3: THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the Audit Committee’s selection of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2024. UHY has audited our financial statements for the fiscal years ended December 31, 2022 and 2023. A representative of UHY is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to UHY for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by UHY in connection with regulatory filings. The aggregate fees billed by UHY for professional services rendered for the audit of our 2023 and 2022 annual financial statement, review of the financial information included in our Forms 10-Q and other required filings with the SEC for the years ended December 31, 2023 and December 31, 2022 totaled approximately $107,000 and $112,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation. The aggregate fees billed by UHY related to such professional services was approximately $56,000 for the year ended December 31, 2023 and nothing for the year ended December 31, 2022.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.  We did not pay UHY for tax services, planning or advice for the years ended December 31, 2023 and December 31, 2022.

All Other Fees

All other fees consist of fees billed for all other services.  We did not pay UHY for any other services for the years ended December 31, 2023 and December 31, 2022.

Our Audit Committee has determined that the services provided by UHY are compatible with maintaining the independence of UHY as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by UHY, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee may reconsider the selection of UHY as our independent registered public accounting firm.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution, that the selection of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 be and is hereby confirmed, ratified and approved in all respects.”

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares voting together as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal assuming a quorum is present.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE OF UHY AS OUR REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution, that the adjournment of the Meeting to a later date or dates to be determined by the chairman of the Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals, be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution being the affirmative vote of holders of a simple majority of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the M&A Amendment Proposals. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share, rights and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market tax accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies;

●	real estate investment trusts;

●	persons liable for alternative minimum tax;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection

●	with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other

●	integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor.

This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights or warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our rights and warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of its rights, any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives ordinary shares pursuant to the rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares, unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the receipt of ordinary shares acquired pursuant to the rights for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our rights or warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our rights or warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty); or

●	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of April 1, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

●	each of our executive officers and directors that beneficially owns our Ordinary Shares; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 4,664,013 Ordinary Shares, consisting of (i) 4,664,012 Class A Ordinary Shares and (ii) 1 Class B Ordinary Share, issued and outstanding as of April 1, 2024. On all matters to be voted upon, except for the election of directors of the board, holders of Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A ordinary shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of April 1, 2024.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares Number of Shares Beneficially Owned		Class B Ordinary Shares Number of Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Ordinary Shares
U.N. SDG Support LLC (our sponsor)(2)	1,968,749	42.2%	1	100%	42.2%
Per Regnarsson	—	—%	—	—%	—%
Charles Ratelband V(2)	—	—%	1	100%	42.2%
Abhishek Bawa	—	—%	—	—%	—%
Niels Brix	—	—%	—	—%	—%
Randolph Sesson, Jr.	—	—%	—	—%	—%
Caroline Harding	—	—%	—	—%	—%
Sean Kidney	—	—%	—	—%	—%
All directors and officers as a group (seven individuals)	1,968,749	42.2%	1	100%	42.2%

Other 5% Stockholders
Yakira Capital Management(3)	287,500	6.2%	—	—%	6.2%
Lawrence Feis(4)	325,684	7.0%	—	—%	7.0%
Shaolin Capital Management LLC(5)	268,822	5.8%	—	—%	5.8%
Meteora Cpaital, LLC(6)	265,552	5.7%	—	—%	5.7%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o 50 Sloane Avenue, London, SW3 3DD, United Kingdom.

(2)	Represents securities held by our sponsor, of which Charles Ratelband V is the managing member. Accordingly, Mr. Ratelband V may be deemed to have beneficial ownership of such securities. Mr. Ratelband V disclaims beneficial ownership of the reported shares except to the extent of his pecuniary interest therein.

(3)	According to a Schedule 13G filed on January 26, 2024 by Yakira Capital Management, Inc on behalf of each of Yakira Partners, L.P., Yakira Enhanced Offshore Fund Ltd. and MAP 136 Segregated Portfolio. The business address of each of the reporting persons is 1555 Post Road East, Suite 202, Westport, CT 06880.

(4)	According to a Schedule 13G/A filed on February 5, 2024 by Feis Equities LLC and Lawrence M. Feis. The business address of each of the reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

(5)	According to a Schedule 13G/A filed on February 14, 2024 by Shaolin Capital Management LLC. The business address of Shaolin Capital Management LLC is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(6)	According to a Schedule 13G filed on February 14, 2024 by Meteora Capital, LLC and Vik Mittal. The business address of each of the reporting persons is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://www.climate-rock.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the M&A Amendment Proposals, the Auditor Ratification Proposal or the Adjournment Proposal, by contacting the Company’s proxy solicitor at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also contact us at the following address or telephone number:

25 Bedford Square

London, WC1B 3HH, United Kingdom
Telephone: + 44 730 847 5096

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than [     ], 2024.

ANNEX A

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF CLIMATEROCK

ClimateRock (the “Company”), an exempted company incorporated under the laws of the Cayman Islands, does hereby certify as follows:

Article 36.2 of the Amended and Restated Memorandum and Articles of Association of the Company as amended is amended and restated to read in its entirety as follows:

“36.2 The Company has until May 2, 2025 (or such earlier date as determined by the board of directors, in its sole discretion) (such date being referred to as the Termination Date)) to consummate a Business Combination. In the event that the Company does not consummate a Business Combination on or before the Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

The foregoing amendment to the Amended and Restated Memorandum and Articles of Association of the Corporation was duly adopted by a special resolution of the Company by the requisite vote of the shareholders entitled to vote thereon in accordance with the provisions of the laws of the Cayman Islands.

A-1

IN WITNESS WHEREOF, ClimateRock has caused this Certificate of Amendment to the Amended and Restated Memorandum and Articles of Association to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of this                             day of                    , 2024.

CLIMATEROCK

BY:
NAME:

A-2

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING
OF SHAREHOLDERS OF

CLIMATEROCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Per Regnarsson and Abhishek Bawa (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting in lieu of an annual general meeting of ClimateRock (“ClimateRock”) to be held on April 29, 2024 at [     ] a.m., Eastern Time, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105 or at any adjournments and/or postponements thereof. ClimateRock will also be hosting the extraordinary general meeting in lieu of an annual general meeting via live webcast on the Internet at https://www.cstproxy.com/[      ]. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting in lieu of an Annual General Meeting of Shareholders to be held on April 29, 2024:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/[      ].

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

CLIMATEROCK — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — “RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Liquidation Amendment Proposal, the date by which ClimateRock would be required to consummate a business combination be extended from May 2, 2024 to May 2, 2025 (or such earlier date as determined by the Board in its sole discretion) and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the Directors of the Company may determine.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Liquidation Amendment Proposal — “RESOLVED, as a special resolution, that subject to and conditional upon the approval of the Extension Amendment Proposal, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date prior to May 2, 2025 and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the Directors of the Company may determine.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Auditor Ratification Proposal — “RESOLVED, as an ordinary resolution, that the selection of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 be and is hereby confirmed, ratified and approved in all respects.”

	FOR ☐	AGAINST ☐	ABSTAIN ☐
(4) The Adjournment Proposal — “RESOLVED, as an ordinary resolution, that the adjournment of the Meeting to a later date or dates, to be determined by the chairman of the Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals be confirmed, adopted, approved and ratified in all respects.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: _______________, 2024

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposal 1, proposal 2, proposal 3 and proposal 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY CARD MUST BE DELIVERED SO THAT IT IS RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE TIME FOR HOLDING THE MEETING OR ANY ADJOURNED MEETING AT WHICH THE PERSON NAMED IN THE FORM OF APPOINTMENT OF PROXY PROPOSES TO VOTE. ~

~